18th Annual

Best Practices in

RETAIL FINANCIAL SERVICES

Symposium

Hosted by AMERICAN BANKER.

BANNER CORPORATION

Building Franchise Value During a Strategic Turnaround

Mark J. Grescovich
President & CEO

Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question and answer period following the presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released January 23, 2013 and the most recently filed Form 10-Q for the quarter ended September 30, 2012. Forward-looking statements are effective only as of the date they are made and Banner assumes no obligation to update information concerning its expectations.

A Good Place to Be … Since 1890


Seattle
Spokane
Columbia Basin
Portland
Boise

Assets	$4.3 B
Deposits	3.5 B
Loans	3.2 B
Offices	88
Employees	1,050

A Place to Grow


Puget Sound
Eastern Washington
Columbia Basin
Portland
Boise

Market	Branches	Loans	Deposits	Share
Columbia Basin	26	$ 0.9B	$ 1.3B	17%
E. Washington	19	$ 0.5B	$ 0.6B	9%
Puget Sound	29	$ 1.1B	$ 1.2B	2%
Portland	8	$ 0.5B	$ 0.3B	1%
Boise	6	$ 0.2B	$ 0.1B	2%

28 new branches since 2005

Facing a Significant Challenge

- Spring 2010 assessment
  - Troubled bank
    - In need of recapitalization
    - Operating under MOU
  - Good vital signs
    - Good footprint
    - Decent branding
    - Willing board

Choosing a Course of Action

- Options
  - Do credit turnaround only
    - Explore strategic alternatives
  - Go beyond credit turnaround
    - Maximize franchise value

BANNER CORPORATION

Going Beyond Credit

- What really matters
  - *Future* profitability … dependent on acquiring more clients
- Necessary focus
  - Client acquisition
  - Sales management
  - Reputation
  - Service levels and products

Maximizing Franchise Value

The plan …

BANNER CORPORATION

Worth the Effort

- Banner has a scalable franchise with a long history in stable markets.
- Banner is well positioned in robust markets to generate organic growth.
- Banner can improve performance by executing on its strategic priorities to drive shareholder value.
- Banner's "Super Community Bank" model provides a differentiated value proposition.

BANNER CORPORATION

Strategy and Opportunity

Strengthen Foundation		Optimize Franchise
1. Improve capitalization and liquidity to weather storm and grow organically 2. Aggressively identify problem assets and improve resolution 3. Lower funding costs and grow core earnings base 4. Prepare for impact from failed institutions 5. Invest in core franchise a) Clients b) People/ teams c) Assets	Transitioning to …	1. Exploit market environment opportunities a) Improved risk-based pricing and profitability b) Market share gains through client acquisition c) Improved operating leverage 2. Invest in expanded capabilities a) Sales channels b) Branches c) Selective M&A

BANNER CORPORATION

Maximizing Franchise Value

Strategic Priority	Performance Initiative
Achieve a moderate risk profile	• Establish executive risk management committee • Reduce nonperforming loans and OREO • Reduce construction and land development concentration • Limit concentration risks
Build sustainable revenue growth and profitability	• Maximize relationship profitability • Execute robust prospecting and sales process • Maximize product penetration and cross sell ratios
Remain core funded	• Maintain loan-to-deposit ratio of 90–95% • Focus on relationship banking model • Improve funding mix with lower cost core deposits
Improve operating leverage	• Reorganize along a "Super Community Banking" model • Accelerate client acquisition in under-penetrated branches • Integrate mortgage operation into consumer delivery channel • Re-engineer collection and asset disposition process

Maximizing Franchise Value

The hard work …

BANNER CORPORATION

Achieving a Moderate Risk Profile

Improve capital and loss reserve ratios		
Ratio	**12/31/2012**	**12/31/2009**
Total capital to risk-weighted assets	16.96%	12.73%
Tier 1 capital to risk-weighted assets	15.70%	11.47%
Tier 1 leverage capital to average assets	12.74%	9.62%
Tangible common equity to tangible assets	11.80%	5.87%
Allowance for loan losses to total loans	2.39%	2.51%
Allowance for loan losses to total nonperforming loans	225%	45%

BANNER CORPORATION

Achieving a Moderate Risk Profile

Improve earning asset mix


12/31/2012
Coml & Ag 21%
Securities 19%
Consumer 7%
CRE Owner 12%
Res Mortgage 15%
CRE Investor 20%
6%
Res Const/Dev


12/31/2009
Coml & Ag 19%
Securities 14%
Consumer 7%
CRE Owner 11%
Res Mortgage 16%
CRE Investor 21%
12%
Res Const/Dev

Achieving a Moderate Risk Profile


Residential Const & Land Dev
All Other Loans
Billions
5
4
3
2
1
0
12-05
12-06
12-07
12-08
12-09
12-10
12-11
12-12

Reduce residential construction and land development concentration

Quarter Ending	Balance	Percent
12/31/12	$ 238M	7%
12/31/09	$ 523M	14%
Peak	$ 1,075M	32%

Achieving a Moderate Risk Profile


Millions
350
300
250
200
150
100
50
0
OREO
NPL's
ALLL
12-07
12-08
12-09
12-10
12-11
12-12

Reduce nonperforming loans and OREO		
Quarter Ending	Balance	Percent
Nonperforming Loans		
12/31/12	$ 34M	1.1%
12/31/09	$ 214M	5.5%
Peak	$ 243M	6.2%
Other Real Estate Owned		
12/31/12	$ 16M	0.5%
12/31/09	$ 78M	2.0%
Peak	$ 107M	3.0%

Building Sustainable Profitability


Millions
60
50
40
30
20
10
0
Net Interest Income
Other Income
12-07
12-08
12-09
12-10
12-11
12-12

Grow core revenue		
Date	**Amount**	**YOY Δ**
Quarter Ending		
12/31/12	$ 54 M	7.8%
12/31/09	$ 45 M	5.8%
Twelve Months Ending		
12/31/12	$ 211 M	7.8%
12/31/09	$ 177 M	-0.6%

Building Sustainable Profitability


Asset Yields
Funding Costs
NIM
8%
7%
6%
5%
4%
3%
2%
1%
0%
12-07
12-08
12-09
12-10
12-11
12-12

Improve net interest margin		
Date	**Amount**	**Percent**
Quarter Ending		
12/31/12	$ 42 M	4.09%
12/31/09	$ 38 M	3.49%
Twelve Months Ending		
12/31/12	$ 168 M	4.17%
12/31/09	$ 145 M	3.33%

Building Sustainable Profitability


Loan Yields
Deposit Costs
Loan-Deposit Spread
8%
7%
6%
5%
4%
3%
2%
1%
0%
12-07
12-08
12-09
12-10
12-11
12-12

Reduce deposit costs

Date	Amount	Percent
Quarter Ending		
12/31/12	$ 3.1M	0.35%
12/31/09	$ 17.7M	1.83%
Twelve Months Ending		
12/31/12	$ 15.1M	0.44%
12/31/09	$ 83.2M	2.21%

BANNER CORPORATION

Building Sustainable Profitability


Thousands
175
150
125
100
75
50
25
0
Non-Int Bearing
Interest Bearing
12-07
12-08
12-09
12-10
12-11
12-12

Grow transaction deposit accounts		
Quarter Ending	Number	YOY Δ
Non-Interest Bearing Accounts		
12/31/12	107,445	12.8%
12/31/09	71,178	8.0%
Interest Bearing Accounts		
12/31/12	64,045	5.5%
12/31/09	50,955	1.1%

Excludes CD's

BANNER CORPORATION

Building Sustainable Profitability


Millions
14
12
10
8
6
4
2
0
Deposit Fees
Other Fees
Mortgage Bnkg
12-07
12-08
12-09
12-10
12-11
12-12

Grow deposit fees		
Date	**Amount**	**YOY Δ**
Quarter Ending		
12/31/12	$ 6.4M	9.1%
12/31/09	$ 5.3M	1.6%
Twelve Months Ending		
12/31/12	$ 25.3M	10.0%
12/31/09	$ 21.4M	-0.7%

BANNER CORPORATION

Remaining Core Funded

Improve funding mix

12/31/2012


Certificates of Deposit 28%
Non-Interest Bearing 26%
4%
Interest Bearing and Savings 42%
FHLB & Other

12/31/2009


Non-Interest Bearing 14%
Certificates of Deposit 45%
Interest Bearing and Savings 31%
10%
FHLB & Other

BANNER CORPORATION

Remaining Core Funded


L/D Ratio
Loans
Deposits
115%
110%
105%
100%
95%
90%
85%
80%
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
Billions
12-07
12-08
12-09
12-10
12-11
12-12

Maintain loan-to-deposit ratio of 90–95%	
Quarter Ending	**Percent**
12/31/12	91%
12/31/09	98%
Peak	108%

BANNER CORPORATION

Improving Operating Leverage

- ***Focused value proposition:*** Reorganize around "Super Community Bank" model to further develop commercial bank attributes
  - Broad and appropriate product offerings to serve middle market, small business and consumer client base
  - Decision making as close to client as possible
  - Responsiveness through relationship banking
  - Alignment of delivery channels to maximize tactical execution of strategic plan
  - Community investment

Improving Operating Leverage


Billions
Noncore Deposits
Core Deposits
0
1
2
3
4
5
12-05
12-06
12-07
12-08
12-09
12-10
12-11
12-12

Improve funding mix with lower cost core deposits

Quarter Ending	Balance	Percent
12/31/12	$ 2,529M	71%
12/31/09	$ 1,924M	50%

Improving Operating Leverage


Millions
Other
Personnel
Efficiency Ratio
40
30
20
10
0
95%
85%
75%
65%
55%
12-07
12-08
12-09
12-10
12-11
12-12

Control core operating expense		
Date	Amount	YOY Δ
Quarter Ending		
12/31/12	$ 34M	1.4%
12/31/09	$ 31M	-10.0%
Twelve Months Ending		
12/31/12	$ 136M	2.0%
12/31/09	$ 132M	-2.6%

BANNER CORPORATION

Improving Operating Leverage


Millions
60
50
40
30
20
10
0
-10
-20
-30
-40
Additions
Dispositions
W/D and Loss
OREO
150
125
100
75
50
25
0
Millions
12-07
12-08
12-09
12-10
12-11
12-12

Reduce OREO and collection costs	
Cycle-to-Date	**Amount**
Begin	$ 2 M
Additions	+ 299 M
Dispositions	− 247 M
Write-downs	− 38 M
Loss on Sale	− 0 M
End	$ 16 M

$5M gain on sale second half 2012

BANNER CORPORATION

Maximizing Franchise Value

The future …

BANNER CORPORATION

Moving Forward

- Well positioned to deal with next banking paradigm … whatever it is
  - Top quartile performer in several categories
  - Reputation restored
- Broad strategic focus for 2013–2014
  - Client engagement
  - Shareholder return
- Doing right by all our stakeholders

Protecting Net Interest Margins


Net Interest Margin
Peer 75th Percentile
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
12-07
12-08
12-09
12-10
12-11
12-12

Maintain solid net interest margin		
Quarter Ending	Banner	Peer 75th Pctl
12/31/12	4.09%	
09/30/12	4.22%	4.08%
12/31/09	3.49%	3.99%

Source:
Bank Holding Company Performance Report
BHCPR — Peer Group 2 ($3B–$10B)
National Information Center
Federal Reserve System
Division of Banking Supervision and Regulation

Maintaining Moderate Credit Risk


ALLL to Loans
Peer 75th Percentile
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
12-07
12-08
12-09
12-10
12-11
12-12

Maintain appropriate loan loss reserves		
Quarter Ending	Banner	Peer 75th Pctl
ALLL to Loans		
12/31/12	2.39%	
09/30/12	2.45%	2.33%
12/31/09	2.51%	2.66%

Source:
Bank Holding Company Performance Report
BHCPR — Peer Group 2 ($3B–$10B)

BANNER CORPORATION

Maintaining Moderate Credit Risk


ALLL to NPLs
Peer 75th Percentile
250%
200%
150%
100%
50%
0%
12-07
12-08
12-09
12-10
12-11
12-12

Maintain appropriate loan loss reserves		
Quarter Ending	Banner	Peer 75th Pctl
ALLL to NPLs		
12/31/12	225%	
09/30/12	204%	131%
12/31/09	45%	93%

Source:
Bank Holding Company Performance Report
BHCPR — Peer Group 2 ($3B–$10B)

Retaining Risk-Appropriate Capital


20%
15%
10%
5%
0%
Tier 1 Leverage Ratio
Peer 75th Percentile
12-07
12-08
12-09
12-10
12-11
12-12

Manage capital prudently		
Quarter Ending	Banner	Peer 75th Pctl
12/31/12	12.74%	
09/30/12	14.29%	11.39%
12/31/09	9.62%	10.17%

Retired Perpetual Preferred Stock during 2nd half of 2012

Source:
Bank Holding Company Performance Report
BHCPR — Peer Group 2 ($3B–$10B)

BANNER CORPORATION

Retaining Risk-Appropriate Capital


TCE to Tangible Assets
Peer 75th Percentile
20%
15%
10%
5%
0%
12-07
12-08
12-09
12-10
12-11
12-12

Manage capital prudently		
Quarter Ending	Banner	Peer 75th Pctl
12/31/12	11.80%	
09/30/12	11.47%	10.50%
12/31/09	5.87%	8.28%

Source:
Bank Holding Company Performance Report
BHCPR — Peer Group 2 ($3B–$10B)

Building on Improved Reputation



Received highest ranking:

Retail banking customer satisfaction, Northwest Region

J.D. Power and Associates' 2012 Retail Banking Satisfaction Study℠

Received highest rating:

Bankrate.com SAFE & SOUND® Star Ratings

Released from enhanced regulatory oversight (April 2012)

Repurchased 100% of Senior Preferred Stock (f/k/a TARP):

$124 million during 2012

Enhancing Shareholder Value


TBV/ Share
Stock Price
Pre Capital Raise
(2010 Q2)
40
35
30
25
20
15
10
5
0
12-07
12-08
12-09
12-10
12-11
12-12

Attain premium to tangible book value		
Quarter Ending	**Stock Price***	**TBV**
Per Share		
12/31/12	$ 30.84	$ 25.88
06/30/10	$ 15.07	$ 29.03
Stock Price/ TBV		
12/31/12	119%	
06/30/10	52%	

* *Average closing price for the month following quarter-end.*

Enhancing Shareholder Value


TTM EPS
TBV/ Share
Stock Price
Pre Capital Raise
(2010 Q2)
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
40
35
30
25
20
15
10
5
0
12-07
12-08
12-09
12-10
12-11
12-12

Attain solid multiple on earnings		
Quarter Ending	Stock Price *	TTM Earnings
Per Share		
12/31/12	$ 30.84	$ 3.15
06/30/10	$ 15.07	$ −8.06
Stock Price/ TTM Earnings		
12/31/12	9.8×	
06/30/10	*n/m*	

* *Average closing price for the month following quarter-end.*

Maximizing Franchise Value

- Banner has a scalable franchise with a long history in robust, desirable markets.
- Banner is one of the largest remaining franchises based in Washington.
- Banner has the management depth, organizational model and operational skill to sustain earnings momentum.
- Banner's "Super Community Bank" model provides a differentiated value proposition.